Exhibit 99.1


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-QSB for the Quarter Ended June 30, 2002 (the "Report") by American Medical Alert Corp. ("Registrant"), each of the undersigned hereby certifies that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

         2.    The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of Registrant.


Dated:  August 14, 2002                          /s/ Howard M. Siegel
                                                 -----------------------------
                                                 Howard M. Siegel
                                                 President and Chief Executive
                                                 Officer


Dated:  August 14, 2002                          /s/ Richard Rallo
                                                 -----------------------------
                                                 Richard Rallo
                                                 Controller
                                                 (Principal financial officer)